--------------------
                               SEMI-ANNUAL REPORT
                              --------------------
                                  June 30, 1999
                              --------------------



                                   Value Line
                                   Income and
                                     Growth
                                   Fund, Inc.



                                    [GRAPHIC]
                                   -----------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds
                                   -----------

Value Line Income and Growth Fund, Inc.


                                                               To Our Value Line
--------------------------------------------------------------------------------

Dear Shareholders:

During the first six months of 1999, the Value Line Income and Growth Fund outperformed its benchmark by over 250 basis points. In the March quarter, the Fund benefited from the strength in the large-capitalization growth sector of the market. The June quarter was more difficult, with the Fund suffering from a market rotation into cyclicals and value stocks before returning to a growth orientation at the end of June. For the six months ending June 30, 1999, the Fund returned 9.20% outpacing the 6.52% return of its unmanaged benchmark, a composite consisting of the Standard & Poor's 500 Index (60%) and the Lehman Government/Corporate Index (40%). The Fund's one-year return of 25.85%, for the period ending June 30, 1999, was significantly better than the 14.73% return of the benchmark.

The first half of the year saw dramatic volatility in the capital markets. The Dow Jones Industrial Average (DJIA) as well as the broader indices, including the Standard & Poor's 500 Index (S&P 500), the NASDAQ Composite and the Russell 2000 reached record highs. The DJIA closed above 11,000 for the first time in mid-May, up almost 22% from its 9,121 low in January. The S&P 500, the NASDAQ and the Russell 2000 all peaked on June 30th, representing increases of 13%, 23%, 19%, respectively, from their lows earlier in the year.

The first quarter was characterized by a narrow market, where selected large-cap stocks outperformed small-caps. First-quarter stock appreciation was spurred by continued corporate profit increases and an accommodative monetary policy on the part of the Federal Reserve Board. The Fed left short-term interest rates unchanged at both its February 3rd and March 30th Federal Open Market Committee
(FOMC) meetings. A significant weighting in technology boosted performance considerably. The standouts included America Online (Internet play), EMC Corporation (data storage), Sun Microsystems (computer systems and software), Tellabs (telecommmunications), Microsoft (PC software) and Cisco Systems (internetworking products). Quarterly performance also benefited from an overweighting in consumer cyclicals. Omnicom Group, the world's largest advertising company, and a number of the retailers, notably Dollar General, Dayton Hudson and The Gap, were the stars in this sector. Healthcare was a notably poor performer though, as was capital goods.

In the second quarter, market volatility increased sharply. The anticipation of stronger worldwide growth in the wake of a bottoming in the Asian markets and the prospect of higher inflation prompted investors to move money from richly priced technology stocks into the increasingly attractive cyclicals. The Fund benefited from some exposure to basic materials, which included holdings in Alcoa (aluminum), Mead (paper) and USX-U.S. Steel. However, large-cap growth stocks tumbled as the market took on a decidedly value-oriented bias. Fears of inflation and concerns that the Fed would raise short-term interest rates further fueled the shift. The market also broadened somewhat, with more money flowing into mid- and small-cap stocks. Significant weightings in technology, healthcare and financials, all of which increased performance in the first quarter, hurt the portfolio in the second quarter. The prospect of higher interest rates had a negative effect on financials; stock prices of banks, insurance firms and specialty finance companies fell sharply. Although the Fed did not increase short-term interest rates at the May 18th FOMC meeting, it adopted a tightening bias. This created a great deal of concern that the Fed would move toward a restrictive monetary policy at the June 29-30 meeting. Investors began to worry that a single 25 basis point increase, which was already priced into the market, would be only the first in a series of tightenings as the Fed took back its 75 basis point reduction from last fall. The healthcare sector was adversely affected by two factors--the rotation out of large-cap growth stocks and the concern that new Medicare legislation would take its toll on drug companies, medical supply firms and healthcare providers. As the quarter came to a close, the Fed raised the Federal Funds rate 25 basis points to 5.0%. Importantly, though, it changed its bias to neutral. The stock market rallied on this news and money flowed back into growth stocks.

On the fixed-income side, the Fund includes selected issues of the U.S. Treasury and Agencies, and a number

--------------------------------------------------------------------------------
2

                                         Value Line Income and Growth Fund, Inc.


Income and Growth Fund Shareholders
--------------------------------------------------------------------------------

of high-yield corporate bonds. Over the six-month period, favorable equity and high-yield bond returns outweighed the negative impact of a dramatic downturn in bond prices. The year began with Brazil's currency devaluation, reinforcing concerns of global economic problems. The yield on the 30-year Treasury fell from 5.31% to 5.05% in early January. By February, a strong1998 fourth quarter GDP release, coupled with Fed Chairman Greenspan's hints at a possible overreaction in its Fall 1998 rate cuts sent the bond market reeling. Rates rose to 5.61%, producing the worst monthly return (-2.55%) since 1981. Rates meandered between March and April. A stronger than expected Consumer Price Index report for April shook the markets after its May release, but the subsequent monthly data proved to be benign. Rates rebounded again in May and June, peaking at 6.16% late in the second quarter.

Your Fund's management believes that careful selection of bonds and equities will provide an attractive yield while lending stability to the portfolio during times of market volatility. The portfolio is well structured to meet its objectives of relative high current return and capital growth without undue risk to principal. On June 30, 1999, the Fund included 78.5% stocks, 18.0% fixed income and 3.5% cash. We thank you for your continued confidence, and look forward to serving your investment needs in the future.

                                                  Sincerely,

                                                  /s/ Jean Bernhard Buttner

                                                  Jean Bernhard Buttner
                                                  Chairman and President

August 6, 1999


Economic Observations

The economy is now starting to turn in more of a mixed performance. Evidence of this uneven pattern began to emerge in the second quarter, when GDP growth slowed to a 2.3% rate. More recently, we've seen a moderation in the rate of manufacturing activity and some selective weakening in retail sales. On the other hand, housing is still quite strong and the level of employment continues to increase at a healthy pace. Overall, this less even growth trend does not imply that the long-running expansion is about to falter. But it does suggest that growth is likely to hold nearer to the recent 2%-3% level over the next several quarters than to the earlier, and more frenetic, 4%-5% pace.

Inflationary pressures, meanwhile, are starting to build. Here, as well, we aren't forecasting a dramatic change in trend. Nevertheless, the sharp runup in oil prices in recent months, the recent escalation in wage costs, and the runup in mortgage rates all indicate that the cost of living is increasing. A gradual uptrend in pricing now seems likely over the next several quarters. The Federal Reserve, taking note of these rising cost pressures is likely to maintain a somewhat more restrictive monetary stance in the months ahead.

*Performance Data:

                                                                     Growth of
                                                     Average        an Assumed
                                                     Annual        Investment of
                                                  Total Return        $10,000
                                                  ------------     -------------
 1 year ended 6/30/99 .......................         25.85%          $12,585
 5 years ended 6/30/99 ......................         20.07%          $24,957
10 years ended 6/30/99 ......................         14.05%          $37,229

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.

--------------------------------------------------------------------------------
                                                                               3

Value Line Income and Growth Fund, Inc.

Portfolio Highlights at June 30, 1999 (unaudited)
================================================================================

Ten Largest Holdings
                                                  Principal
                                                    Amount          Value       Percentage of
Issue                                              or Shares   (in thousands)    Net Assets
---------------------------------------------------------------------------------------------
Microsoft Corp. ............................         71,500        $6,448          3.1%
Omnicom Group, Inc. ........................         78,000         6,240          3.0
America Online, Inc. .......................         55,000         6,077          2.9
Cisco Systems, Inc. ........................         91,750         5,918          2.8
EMC Corp. ..................................        102,000         5,610          2.7
Intel Corp. ................................         91,000         5,415          2.6
Tyco International, Ltd. ...................         55,500         5,259          2.5
Wal-Mart Stores, Inc. ......................        106,000         5,114          2.5
Federal Home Loan Bank Bonds
    5.125%, 2/26/02 ........................     $5,000,000         4,903          2.4
Pfizer, Inc. ...............................         44,500         4,884          2.4

Five Largest Industry Categories
                                                      Value      Percentage of
Industry                                         (in thousands)   Net Assets
---------------------------------------------------------------------------------------------
Computer & Peripherals .....................     $   24,021          11.6%
Drug .......................................         14,152           6.8
Telecommunication Services .................          9,927           4.8
Entertainment ..............................          8,449           4.0
Medical Supplies ...........................          7,801           3.7

Five Largest Net Security Purchases*
                                                      Cost
Issue                                            (in thousands)
---------------------------------------------------------------------------------------------
Federal Home Loan Bank Bonds
    5.125%, 2/26/02.........................     $    4,992
Federal Home Loan Mortgage Corp. Debentures
    5.000%, 1/15/04 ........................          4,872
U.S. Treasury Notes
    4.750%, 11/15/08 .......................          4,806
AT & T Corp. ...............................          4,019
Clorox Company (The) .......................          2,660

Five Largest Net Security Sales*
                                                    Proceeds
Issue                                            (in thousands)
---------------------------------------------------------------------------------------------
Federal Home Loan Bank Bonds 5.500%, 8/13/01     $    5,042
Tellabs, Inc. ..............................          4,883
McKesson HBOC, Inc. ........................          3,933
BMC Software Inc. ..........................          2,839
Clear Channel Communications, Inc. .........          2,551

*    For the six month period ended 06/30/99

                                         Value Line Income and Growth Fund, Inc.

Schedule of Investments (unaudited)                                June 30, 1999
================================================================================

                                                                      Value
   Shares                                                        (in thousands)
--------------------------------------------------------------------------------
COMMON STOCKS (78.5%)

             ADVERTISING (3.0%)
   78,000    Omnicom Group, Inc.............................         $  6,240

             ALUMINUM (0.3%)
   11,500    Alcoa Inc......................................              712

             BANK (2.1%)
   25,500    Chase Manhattan Corp...........................            2,209
   13,800    Mellon Bank Corp...............................              502
   27,000    Zions Bancorporation...........................            1,714
                                                                     --------
                                                                        4,425
             BANK-MIDWEST (1.8%)
   27,250    Fifth Third Bancorp............................            1,814
   67,500    Firstar Corp...................................            1,890
                                                                     --------
                                                                        3,704
             BEVERAGE-SOFT
               DRINK (0.8%)
   54,000    Coca-Cola Enterprises Inc......................            1,607

             CABLE TV (0.6%) 17,000 Cablevision Systems Corp.
                  Class "A"*................................            1,190

             CHEMICAL-
               SPECIALTY (0.5%)
   19,500    Praxair, Inc...................................              954

             COMPUTER &
               PERIPHERALS (11.6%)
   91,750    Cisco Systems, Inc.*...........................            5,918
  130,500    Dell Computer Corp.*...........................            4,828
  102,000    EMC Corp.*.....................................            5,610
   22,000    International Business
                  Machines Corp.............................            2,844
   70,000    Sun Microsystems, Inc.*........................            4,821
                                                                     --------
                                                                       24,021
             COMPUTER SOFTWARE &
               SERVICES (3.1%)
   71,500    Microsoft Corp.*...............................            6,448

             DIVERSIFIED
               COMPANIES (3.6%)
   12,000    AlliedSignal Inc...............................              756
   55,500    Tyco International, Ltd........................            5,259
   20,500    United Technologies Corp.......................            1,469
                                                                     --------
                                                                        7,484

             DRUG (6.8%)
   24,000    Merck & Co., Inc...............................            1,776
   44,500    Pfizer, Inc....................................            4,884
   80,500    Schering-Plough Corp...........................            4,266
   46,500    Warner-Lambert Co..............................            3,226
                                                                     --------
                                                                       14,152

             DRUGSTORE (1.0%)
   18,510    CVS Corp.......................................              939
   36,500    Walgreen Co....................................            1,072
                                                                     --------
                                                                        2,011

             ELECTRICAL
               EQUIPMENT (1.8%)
   32,500    General Electric Co............................            3,673

             ELECTRONICS (0.5%)
   16,500    Lexmark International
                 Group Inc. Class "A"*......................            1,090

             ENTERTAINMENT (3.1%)
   64,500    Time Warner, Inc...............................            4,741
   40,000    Viacom Inc. Class "A"*.........................            1,765
                                                                     --------
                                                                        6,506

             FINANCIAL SERVICES (2.9%)
    7,000    American Express Co............................              911
   89,625    Citigroup Inc..................................            4,257
   18,500    FINOVA Group, Inc. (The).......................              974
                                                                     --------
                                                                        6,142
             FOREIGN TELE-
               COMMUNICATIONS (0.8%)
   18,000    Nokia Corp. (ADR)..............................            1,648


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Schedule of Investments (unaudited)
================================================================================

                                                                      Value
   Shares                                                         (in thousands)
--------------------------------------------------------------------------------
             GROCERY (1.0%)
   43,000    Safeway, Inc.*.................................         $  2,129

             HOUSEHOLD
               PRODUCTS (3.3%)
   25,000    Clorox Company (The)...........................            2,670
   10,000    Colgate-Palmolive Co...........................              987
   10,500    Kimberly-Clark Corp............................              599
   28,500    Procter & Gamble Co............................            2,544
                                                                     --------
                                                                        6,800

             INSURANCE-
               DIVERSIFIED (1.9%)
   32,925    American International
                 Group, Inc.................................            3,854

             INTERNET (2.9%)
   55,000    America Online, Inc.*..........................            6,077

             MACHINERY (0.3%)
    9,500    Ingersoll-Rand Co..............................              614

             MEDICAL SUPPLIES (3.7%)
   31,500    Cardinal Health, Inc...........................            2,020
   45,500    Guidant Corp.*.................................            2,340
    6,500    Johnson & Johnson..............................              637
   36,000    Medtronic, Inc.................................            2,804
                                                                     --------
                                                                        7,801
             NATURAL GAS-
               DIVERSIFIED (0.3%)
   13,500    Williams Companies,
                 Inc. (The).................................              575

             OFFICE EQUIPMENT &
               SUPPLIES (0.7%)
   48,000    Staples, Inc.*.................................            1,485

             PAPER & FOREST
               PRODUCTS (0.3%)
   14,000    Georgia-Pacific Group..........................              663

             RETAIL-SPECIAL
               LINES (1.7%)
   54,375    Gap, Inc.......................................            2,739
   25,000    TJX Companies, Inc. (The)......................              833
                                                                     --------
                                                                        3,572
             RETAIL BUILDING
               SUPPLY (1.0%)
   33,000    Home Depot, Inc. (The).........................            2,126

             RETAIL STORE (2.8%)
    8,000    Costco Companies, Inc.*........................              641
  106,000    Wal-Mart Stores, Inc...........................            5,114
                                                                     --------
                                                                        5,755
             SECURITIES
               BROKERAGE (0.8%)
   15,000    Schwab (Charles) Corp..........................            1,648

             SEMICONDUCTOR (2.6%)
   91,000    Intel Corp.....................................            5,415

             STEEL-GENERAL (0.3%)
   13,000    Nucor Corp.....................................              617

             STEEL-INTEGRATED (0.5%)
   41,700    USX-U.S. Steel Group...........................            1,126

             TELECOMMUNICATIONS
               EQUIPMENT (2.9%)
   52,000    Lucent Technologies Inc........................            3,507
   37,000    Tellabs, Inc.*.................................            2,500
                                                                     --------
                                                                        6,007

             TELECOMMUNICATION
               SERVICES (4.8%)
   73,000    AT & T Corp....................................            4,074
   11,000    Bell Atlantic Corp.............................              719
   51,902    MCI WorldCom, Inc.*............................            4,467
   11,500    SBC Communications Inc.........................              667
                                                                     --------
                                                                        9,927


--------------------------------------------------------------------------------
6

Value Line Income and Growth Fund, Inc.

Schedule of Investments (unaudited)
================================================================================

                                                                      Value
   Shares                                                         (in thousands)
--------------------------------------------------------------------------------
             THRIFT (2.4%)
   42,500    Federal Home Loan
                 Mortgage Corp..............................         $  2,465
   36,000    Federal National Mortgage
                 Association................................            2,461
                                                                     --------
                                                                        4,926
                                                                     --------

             TOTAL COMMON STOCKS
               (Cost $106,062,000) .........................          163,124
                                                                     --------
    Principal
     Amount
       (in                                                            Value
   thousands)                                                     (in thousands)
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS (3.7%)
  $ 2,000    U.S. Treasury Notes
                 5.875%, 6/30/00............................            2,012
    5,000    U.S. Treasury Notes
                 4.750%, 11/15/08...........................            4,587
    1,000    U.S. Treasury Bonds
                  6.000%, 2/15/26...........................              975
                                                                     --------
             TOTAL U.S. TREASURY
                 OBLIGATIONS
                 (Cost $7,865,000) .........................            7,574
                                                                     --------

U.S. GOVERNMENT AGENCY OBLIGATIONS (9.4%)
    5,000    Federal Home Loan
                 Bank Bonds,
                 5.125%, 2/26/02............................            4,903
    2,000    Federal Home Loan
                 Mortgage Corp.
                 Debentures 5.750%, 7/15/03.................            1,977
    5,000    Federal Home Loan
                 Mortgage Corp.
                 Debentures 5.000%, 1/15/04 ................            4,781
    3,000    Federal National Mortgage
                 Association Notes,
                 5.750%, 6/15/05 ...........................            2,947
  $ 2,000    Federal National Mortgage
                 Association Notes,
                 6.000%, 5/15/08 ...........................            1,946
    3,000    Tennessee Valley Authority
                 Global Power Bonds 1995
                 Series "E", 6.750%, 11/1/25 ...............            3,033
                                                                     --------
             TOTAL U.S. GOVERNMENT
                 AGENCY OBLIGATIONS
                 (Cost $20,242,000) ........................           19,587
                                                                     --------

CORPORATE BONDS AND NOTES (4.9%)

             ADVERTISING (0.5%) 1,000 Outdoor Systems, Inc.
                 8.875% Senior Sub.
                 Notes, 6/15/07 ............................            1,040

             AUTO PARTS-
               REPLACEMENT (0.4%)
    1,000    Federal-Mogul Corp.
                 7.875%, Notes 7/1/10.......................              938

             CABLE TV (0.5%)
    1,000    Adelphia Communications
                 Corp.  9.875%, Senior Notes
                 Series "B", 3/1/07 ........................            1,057

             ENTERTAINMENT (0.9%) 1,000 Chancellor Media Corp.
                 8.125%, Senior Sub. Notes
                 Series "B", 12/15/07 ......................              973
    1,000    Loews Cineplex
                 Entertainment Corp.,
                 8.875%, Senior Sub
                 Notes, 8/1/08 .............................              970
                                                                     --------
                                                                        1,943

             ENVIRONMENTAL (0.4%)
    1,000    Allied Waste North America Inc.
                 Senior Notes Series "B",
                 7.875%, 1/1/09 ............................              926


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Schedule of Investments (unaudited)                                June 30, 1999
================================================================================

    Principal
     Amount
       (in                                                            Value
   thousands)                                                     (in thousands)
--------------------------------------------------------------------------------

             FOREIGN TELE-
               COMMUNICATIONS (0.2%)
  $   500    Call-Net Enterprises, Inc.,
                 9.375%, Senior Notes,
                 5/15/09....................................            $ 476

             HOTEL/GAMING (0.5%)
    1,000    Park Place Entertainment Corp.
                 7.875%, Senior Sub. Notes,
                 12/15/05 ..................................              950

             INDUSTRIAL
               SERVICES (0.5%)
    1,000    Iron Mountain Inc. Series 144A
                 8.250%, Senior Sub. Notes,
                 7/1/11** ..................................              970

             MACHINERY (0.5%) 1,000 Columbus McKinnon Corp.
                 8.500%, Senior Sub. Notes,
                 4/1/08 ....................................              972

             RECREATION (0.5%)
    1,000    Six Flags Entertainment Corp.
                 8.875%, Senior Notes, 4/1/06 ..............            1,008
                                                                     --------
             TOTAL CORPORATE
                 BONDS & NOTES
                 (Cost $10,563,000) ........................           10,280
                                                                     --------
             TOTAL INVESTMENT
                 SECURITIES (96.5%)
                 (Cost $144,732,000) .......................          200,565
                                                                     --------

    Principal                                                         Value
     Amount                                                       (in thousands)
       (in                                                          except per
   thousands)                                                      share amount
--------------------------------------------------------------------------------

REPURCHASE AGREEMENT (3.2%)
(including accrued interest)
     $ 6,600    Collateralized by $5,490,000
                    U.S. Treasury Bonds
                    11.125%, due 8/15/03,
                    with a value of $6,728,000
                    (with State Street Bank &
                    Trust Company, 4.70%,
                    dated 6/30/99, due 7/1/99,
                    delivery value of
                    $6,601,000) ............................         $  6,601

CASH AND RECEIVABLES LESS
LIABILITIES (0.3%) .........................................              593
                                                                     --------
NET ASSETS (100.0%) ........................................         $207,759
                                                                     ========
NET ASSET VALUE, OFFERING
AND REDEMPTION PRICE PER
OUTSTANDING SHARE
($207,758,526 / 20,036,824
shares outstanding) ........................................         $  10.37
                                                                     ========

*    Non-income producing.

** Pursuant to Rule 144A under the Securities Act of 1933, this security can only be sold to qualified institutional investors.



See Notes to Financial Statements

--------------------------------------------------------------------------------
8

                                         Value Line Income and Growth Fund, Inc.


Statement of Assets
and Liabilities at June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                  (in thousands
                                                                except per share
                                                                     amount)
                                                                  -------------
Assets:
Investment securities, at value
  (Cost--$144,732) ...........................................       $200,565
Repurchase agreement (Cost--$6,601) ..........................          6,601
Receivable for securities sold ...............................          3,364
Dividends and interest receivable ............................            668
Receivable for capital shares sold ...........................             15
Prepaid insurance expense ....................................              5
                                                                     --------
      Total Assets ...........................................        211,218
                                                                     --------
Liabilities:
Payable for securities purchased .............................          3,166
Payable to custodian bank for overdraft ......................            123
Payable for capital shares repurchased .......................             18
Accrued expenses:
  Advisory fee ...............................................            110
  Other ......................................................             42
                                                                     --------
      Total Liabilities ......................................          3,459
                                                                     --------
Net Assets ...................................................       $207,759
                                                                     ========
Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000, outstanding
  20,036,824 shares) .........................................       $ 20,037
Additional paid-in capital ...................................        106,608
Undistributed net investment income ..........................            146
Undistributed net realized gain
  on investments .............................................         25,135
Net unrealized appreciation
  of investments .............................................         55,833
                                                                     --------
Net Assets ...................................................       $207,759
                                                                     ========
Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($207,758,526 / 20,036,824
  shares outstanding) ........................................       $  10.37
                                                                     ========



Statement of Operations
for the six months ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                      Dollars
                                                                  (in thousands)
                                                                   ------------
Investment Income:
Interest (Net of foreign withholding
  taxes of $1) .............................................         $  1,341
Dividends ..................................................              510
                                                                     --------
      Total Income .........................................            1,851
                                                                     --------
Expenses:
Advisory fee ...............................................              673
Transfer agent fees ........................................               51
Printing and stationery ....................................               21
Postage ....................................................               19
Custodian fees .............................................               19
Auditing and legal fees ....................................               15
Telephone and wire charges .................................               10
Registration and filing fees ...............................               10
Directors' fees and expenses ...............................                8
Insurance, dues and other ..................................                7
                                                                     --------
      Total Expenses Before
        Custody Credits ....................................              833
      Less: Custody Credits ................................               (2)
                                                                     --------
      Net Expenses .........................................              831
                                                                     --------
Net Investment Income ......................................            1,020
                                                                     --------
Net Realized and Unrealized
  Gain on Investments:
    Net Realized Gain ......................................           17,363
    Change in Net Unrealized
      Appreciation (Depreciation) ..........................             (796)
                                                                     --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ...........................................           16,567
                                                                     --------
Net Increase in Net Assets
  from Operations ..........................................         $ 17,587
                                                                     ========


See Notes to Financial Statements.


--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

Statement of Changes in Net Assets
for the six months ended June 30, 1999 (unaudited) and for the year ended December 31, 1998
-------------------------------------------------------------------------------------------------------

                                                                          Six Months          Year
                                                                             Ended            Ended
                                                                         June 30, 1999     December 31,
                                                                          (unaudited)          1998
                                                                       --------------------------------
                                                                              (Dollars in thousands)
Operations:
  Net investment income .........................................        $   1,020            $   2,033
  Net realized gain on investments ..............................           17,363               17,759
  Change in net unrealized appreciation (depreciation) ..........             (796)              22,129
                                                                       --------------------------------
  Net increase in net assets from operations ....................           17,587               41,921
                                                                       --------------------------------

Distributions to Shareholders:
  Net investment income .........................................             (903)              (2,011)
  Net realized gain from investment transactions ................             --                 (9,945)
  In excess of realized gain from investment transactions .......             --                   --
                                                                       --------------------------------
  Total distributions ...........................................             (903)             (11,956)
                                                                       --------------------------------

Capital Share Transactions:
  Net proceeds from sale of shares ..............................           24,820               10,481
  Net proceeds from reinvestment of distributions to shareholders              713                9,742
  Cost of shares repurchased ....................................          (22,875)             (22,231)
                                                                       --------------------------------
  Increase (Decrease) from capital share transactions ...........            2,658               (2,008)
                                                                       --------------------------------

Total Increase ..................................................           19,342               27,957

Net Assets:
  Beginning of period ...........................................          188,417              160,460
                                                                       --------------------------------
  End of period .................................................        $ 207,759            $ 188,417
                                                                       ================================

Undistributed Net Investment Income, at end of period ...........        $     146            $      29
                                                                       ================================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
10

                                         Value Line Income and Growth Fund, Inc.


Notes to Financial Statements (unaudited)                          June 30, 1999
--------------------------------------------------------------------------------

1. Significant Accounting Policies

Value Line Income and Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales prices on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less at the date of purchase are valued at amortized cost, which approximates market value.

The Board of Directors has determined that the value of bonds and other fixed-income securities be calculated on the valuation date by reference to valuations obtained from an independent pricing service which determines valuations for normal institutional-size trading units of debt securities, without exclusive reliance upon quoted prices. This service takes into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data in determining valuations.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------

                                         Value Line Income and Growth Fund, Inc.


Notes to Financial Statements (unaudited)                          June 30, 1999
--------------------------------------------------------------------------------

2. Capital Share  Transactions,  Dividends  and  Distributions  to  Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                      Six Months
                                                         Ended          Year
                                                       June 30,         Ended
                                                         1999       December 31,
                                                      (unaudited)       1998
                                                      -------------------------

Shares sold .....................................        2,474         1,198
Shares issued to shareholders
  in reinvestment of dividends
  and distributions .............................           71         1,073
                                                      -------------------------
                                                         2,545         2,271
Shares repurchased ..............................        2,273         2,609
                                                      -------------------------
Net increase (decrease) .........................          272          (338)
                                                     =========================
Dividends per share from net
  investment income .............................       $ .045        $.1050
                                                     =========================
Distributions per share from
  net realized gains ............................       $   --        $.5281
                                                     =========================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                                Six Months Ended
                                                                  June 30, 1999
                                                                   (unaudited)
                                                                 --------------
                                                                 (in thousands)
Purchases:
U.S. Treasury & Government
  Agency Obligations ......................................          $ 14,669
Investment Securities .....................................            78,289
                                                                   ----------
                                                                     $ 92,958
                                                                   ==========
Sales & Redemptions:
U.S. Treasury & Government
  Agency Obligations ......................................          $  5,042
Investment Securities .....................................            85,365
                                                                   ----------
                                                                     $ 90,407
                                                                   ==========

At June 30, 1999 the aggregate cost of investment securities and repurchase agreements for federal income tax purposes was $151,336,000. The aggregate appreciation and depreciation of investments at June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes, was $57,458,000 and $1,628,000, respectively, resulting in a net appreciation of $55,830,000.

4.   Investment  Advisory  Contract,   Management  Fees  and  Transactions  With
     Affiliates

An advisory fee of $673,000 was paid or payable to Value Line, Inc., ("Adviser") the Fund's investment adviser, for the six months ended June 30, 1999. This was computed at the rate of .70% of the first $100 million of the Fund's average daily net assets plus .65% on the excess thereof, and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment, and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 1999, the Fund paid brokerage commissions totalling $66,762 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies owned 426,430 shares of the Fund's capital stock, representing 2.1% of the outstanding shares at June 30, 1999. In addition, certain officers and directors of the Fund owned 150,631 shares of the Fund, representing 0.8% of the outstanding shares.


--------------------------------------------------------------------------------
12

                                         Value Line Income and Growth Fund, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                     Six Months Ended                           Years Ended December 31,
                                       June 30, 1999   ----------------------------------------------------------------------
                                       (unaudited)       1998            1997            1996            1995         1994
                                     ----------------------------------------------------------------------------------------
Net asset value,
  beginning of period ............   $    9.53         $   7.98        $   7.37        $   7.37        $   6.21     $   6.77
                                     ----------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income ..........         .05              .10             .15             .24             .25          .21
  Net gains or losses on
    securities (both realized
    and unrealized) ..............         .83             2.08            1.18            1.03            1.36         (.51)
                                     ----------------------------------------------------------------------------------------
  Total from investment
    operations ...................         .88             2.18            1.33            1.27            1.61         (.30)
                                     ----------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income ............        (.04)            (.10)           (.15)           (.24)           (.25)        (.21)
  Distributions from capital gains        --               (.53)           (.54)          (1.03)           (.20)        (.05)
  Distributions in excess of
    realized gains ...............        --               --              (.03)           --              --           --
                                     ----------------------------------------------------------------------------------------
  Total distributions ............        (.04)            (.63)           (.72)          (1.27)           (.45)        (.26)
                                     ----------------------------------------------------------------------------------------
Net asset value, end of period ...   $   10.37         $   9.53        $   7.98        $   7.37        $   7.37     $   6.21
                                     ========================================================================================
Total return .....................        9.20%+          27.83%          18.55%          17.38%          26.24%       -4.36%
                                     ========================================================================================
Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) .................   $ 207,759         $188,417        $160,460        $147,193        $144,306     $131,644
Ratio of expenses to
  average net assets .............         .83%*(1)         .87%(1)         .87%(1)         .93%(1)         .93%         .90%
Ratio of net investment income
  to average net assets ..........        1.02%*           1.24%           1.82%           3.08%           3.48%        3.29%
Portfolio turnover rate ..........          47%+             99%             54%             83%             76%          56%

(1) Before offset of custody credits.

+   Not annualized

*   Annualized.


See Notes to Financial Statements

--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------

                          OTHER INFORMATION (unaudited)

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
14

Value Line Income and Growth Fund, Inc.

--------------------------------------------------------------------------------











--------------------------------------------------------------------------------

Value Line Income and Growth Fund, Inc.


                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.

* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

Directors             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Nancy Bendig
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer

The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).




                                                                         #507988